EXHIBIT 1
SCHEDULE 13D JOINT FILING UNDERTAKING
     In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing undertaking is attached, and any amendments thereto, and have duly executed this joint filing agreement as of the date set forth below.
     The execution and filing of this joint filing undertaking shall not be construed as an admission that the below-named parties are a group, or have agreed to act as a group.
     Dated: February 11, 2011

VISCARIA LIMITED
By:	/s/ Andreas Athinodorou
Name:	Andreas Athinodorou
Title:	Director

APAX EUROPE VI-A, L.P.
By:	Apax Europe VI GP L.P. Inc.
Its: General Partner

By:	Apax Europe VI GP Co. Limited
Its: General Partner

By:	/s/ Andrew W. Guille
Name:	Andrew W. Guille
Title:	Director

APAX EUROPE VI-1, L.P.
By:	Apax Europe VI GP L.P. Inc.
Its: General Partner

By:	Apax Europe VI GP Co. Limited
Its: General Partner

By:	/s/ Andrew W. Guille
Name:	Andrew W. Guille
Title:	Director

SIGNATURE PAGE TO JOINT FILING UNDERTAKING

APAX EUROPE VII-A, L.P.
By:	Apax Europe VII GP L.P. Inc.
Its: General Partner

By:	Apax Europe VII GP Co. Limited
Its: General Partner

By:
Name:
Title:

APAX EUROPE VII-B, L.P.
By:	Apax Europe VII GP L.P. Inc.
Its: General Partner

By:	Apax Europe VII GP Co. Limited
Its: General Partner

By:
Name:
Title:

APAX EUROPE VII-1, L.P.
By:	Apax Europe VII GP L.P. Inc.
Its: General Partner

By:	Apax Europe VII GP Co. Limited
Its: General Partner

By:
Name:
Title:

APAX US VII, L.P.
By:	Apax US VII GP L.P.
Its: General Partner

By:	Apax US VII GP, Ltd.
Its: General Partner

By:
Name:
Title:

SIGNATURE PAGE TO JOINT FILING UNDERTAKING

APAX EUROPE VI GP L.P. INC.
By:	Apax Europe VI GP Co. Limited
Its: General Partner

By:
Name:
Title:

APAX EUROPE VI GP CO. LIMITED
By:	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Director

APAX EUROPE VII GP L.P. INC.
By:	Apax Europe VII GP Co. Limited
Its: General Partner

By:
Name:
Title:

APAX EUROPE VII GP CO. LIMITED
By:	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Director

APAX GUERNSEY (HOLDCO) PCC LIMITED
By:
Name:
Title:

APAX US VII GP, L.P.
By:	Apax US VII GP, Ltd.
Its: General Partner

By:
Name:
Title:

SIGNATURE PAGE TO JOINT FILING UNDERTAKING

APAX US VII GP, LTD.
By:	/s/ John F. Megrue
Name:	John F. Megrue
Title:	Director

APAX PARTNERS EUROPE MANAGERS LTD
By:	/s/ Stephen Hare
Name:	/s/ Stephen Hare
Title:	Director

By:
Name:
Title:

JOHN F. MEGRUE
/s/ John F. Megrue
John F. Megrue

SIGNATURE PAGE TO JOINT FILING UNDERTAKING